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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): June 29, 2001


                             WESTPOINT STEVENS INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                   0-21496                          36-3498354
         (Commission File Numbers) (I.R.S. Employer Identification Nos.)


                     507 WEST TENTH STREET                   31833
                      WEST POINT, GEORGIA
                (Address of Principal Executive Offices)   (Zip Code)


                                 (706) 645-4000
              (Registrants' Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.

        On June 29, 2001, WestPoint Stevens Inc. announced the closing of a new $165 million second-lien senior credit facility and an amendment to its existing bank credit facility.


Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired

Not applicable.

(b)      Pro Forma Financial Information

Not applicable.

(c)      Exhibits


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

Exhibit No.                Exhibit
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
10.1                       Amendment Agreement dated June 29, 2001, among the
                           Company, WestPoint Stevens (UK) Limited, WestPoint
                           Stevens (Europe) Limited, Bank of America (formerly
                           NationsBank, N.A.), as agent and the other financial institutions, party thereto.

99.1                       Press Release dated June 29, 2001
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       WESTPOINT STEVENS INC.
                                       (Registrant)


                                       By /s/ Christopher N. Zodrow
                                          --------------------------------
                                            Christopher N. Zodrow
                                            Vice President and Secretary

Date: July 3, 2001